UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
May 17, 2011
AMKOR TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29472	23-1722724

(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
1900 SOUTH PRICE ROAD
CHANDLER, AZ 85286
(Address of Principal Executive Offices, including Zip Code)
(480) 821-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement
On May 17, 2011, Amkor Technology, Inc., a Delaware corporation (the “Company”), agreed to issue to Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. (collectively, the “Initial Purchasers”) $400,000,000 aggregate principal amount of its 6.625% Senior Notes due 2021 (the “Notes”).
In connection with the issuance of the Notes, James J. Kim, the Company’s Executive Chairman of the Board and largest stockholder, and 915 Investments, LP, an affiliate of James J. Kim (collectively, the “Kim Purchasers”), agreed to purchase $75,000,000 aggregate principal amount of the Notes from the Initial Purchasers (the “Affiliate Notes”). The Company and the Kim Purchasers entered into a letter agreement, dated May 17, 2011 (the “Letter Agreement”), pursuant to which the Company agreed to register the resale of the Affiliate Notes on a shelf registration statement pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), upon request of the Kim Purchasers at any time after May 20, 2012. The Company will bear the expenses related to such registration, including the reasonable legal fees and expenses of James J. Kim. The description of the Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the Letter Agreement, which is attached as Exhibit 10.1 to this report and is incorporated herein by reference.
On May 20, 2011, the Company issued $400,000,000 aggregate principal amount of the Notes, pursuant to an Indenture (the “Indenture”) between the Company and U.S. Bank National Association, as trustee, relating to the issuance of the Notes.
U.S. Bank National Association, the trustee under the Indenture, also serves as trustee under the indentures governing the Company’s 6.0% Convertible Senior Subordinated Notes due 2014, 9.25% Senior Notes due 2016 and 7.375% Senior Notes due 2018.
In connection with the offering of the Notes, the Company entered into a Registration Rights Agreement, dated as of May 20, 2011, with Deutsche Bank Securities Inc. and Citigroup Global Markets Inc. (the “Registration Rights Agreement”).
The terms and conditions of the Indenture, the Notes and the Registration Rights Agreement described in Item 2.03 hereof are incorporated by reference into this Item 1.01.
ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 hereof is incorporated by reference into this Item 2.03.
On May 20, 2011, the Company entered into the Indenture relating to the issuance by the Company of $400,000,000 aggregate principal amount of the Notes. The material terms and conditions of the Indenture and the Notes are as follows:
Maturity. The Notes mature on June 1, 2021, subject to earlier redemption or repurchase.
Interest. The Notes accrue interest at a rate of 6.625% per year. Interest on the Notes is paid semi-annually in arrears on June 1 and December 1, beginning on December 1, 2011.
Ranking. The Notes are the unsecured senior obligations of the Company.
Guarantees. Each of the Company’s domestic subsidiaries that is a significant subsidiary will be required to guarantee the Notes.
None of the Company’s domestic subsidiaries is currently a significant subsidiary.
Optional Redemption. The Company may redeem some or all of the Notes at any time prior to June 1, 2015, at a price equal to the sum of (a) 100% of the principal amount of the Notes being redeemed, (b) accrued and unpaid interest to, but excluding, the redemption date, and (c) a “make-whole” premium. The Company may redeem some or all of the Notes on or after June 1, 2015 at descending prices, starting at 104.969% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. In addition, at any time prior to June 1, 2014, the Company may redeem up to 35% of the Notes with the proceeds of certain equity offerings at 106.625% of the principal amount of the Notes plus accrued and unpaid interest to, but excluding, the redemption date.
Change of Control. Upon a change in control (as defined in the Indenture), the Company will be required to make an offer to repurchase the Notes at a price equal to 101% of the principal amount of Notes outstanding plus accrued and unpaid interest to, but excluding, the date of repurchase.
Covenants. The Indenture contains covenants limiting, among other things, the Company’s ability and the ability of the Company’s restricted subsidiaries to:

•	incur additional indebtedness;

•	pay dividends, repurchase stock, prepay subordinated debt and make investments and other restricted payments;

•	create restrictions on the ability of our subsidiaries to pay dividends or make other payments;

•	engage in sale and leaseback transactions;

•	create liens;

•	enter into certain transactions with affiliates; and

•	sell assets or merge with or into other companies.
These covenants are subject to a number of important exceptions and qualifications.
Events of Default. The following constitute events of default under the Indenture that could, subject to certain conditions, cause the unpaid principal on the Notes to become due and payable:
               (a) the Company’s failure to pay when due an installment of interest on the Notes that continues for thirty (30) days or more;
               (b) the Company’s failure to pay when due the principal, or premium, if any, on the Notes;
               (c) the Company’s or any of its subsidiaries’ failure to make any payment required to be made under the Indenture pursuant to a change of control or an asset sale;
               (d) the Company’s or any of its subsidiaries’ failure to perform or observe any other covenant, representation, warranty or other agreements contained in the Notes or the Indenture for a period of sixty (60) days after notice of default is given;
               (e) the Company’s or any of its subsidiaries’ default under any mortgage, indenture or other instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for borrowed money, or the guarantee thereof, in an aggregate principal amount of at least $10,000,000, if such default is caused by a failure to pay principal at maturity thereof or results in the acceleration of such indebtedness prior to maturity;
               (f) the Company or any of its significant subsidiaries, or group of subsidiaries that taken together would constitute a significant subsidiary, fail to pay final judgments in excess of $10,000,000 in the aggregate, and such judgments are not paid, discharged or stayed for sixty (60) days or more; and
               (g) certain events of bankruptcy or insolvency of the Company or any of its significant subsidiaries.
Registration Rights. In connection with the offering of the Notes, the Company entered into the Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the Company is obligated to use its reasonable best efforts to file with the Securities and Exchange Commission (the “Commission”) and cause to become effective a registration statement relating to an offer to exchange the Notes (other than the Affiliate Notes) for notes issued by the Company that are registered with the Commission and have substantially identical terms as the Notes. If the Company is not able to effect the exchange offer, the Company will instead use its reasonable efforts to file and cause to become effective a shelf registration statement covering the resale of the Notes.
          The descriptions of the Indenture, the Notes and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the Indenture, the related form of Note and the Registration Rights Agreement, which are attached hereto as Exhibit 4.1, Exhibit 4.2 and Exhibit 4.3, respectively, to this report and are incorporated herein by reference.
ITEM 8.01 Other Events.
On May 17, 2011, the Company issued a press release announcing the pricing of its offering of the Notes. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
On May 20, 2011, the Company issued a press release announcing the closing of its offering of the Notes. A copy of this press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description
4.1	Indenture, dated May 20, 2011, by and between Amkor Technology, Inc. and U.S. Bank National Association, as trustee

4.2	Form of Note for Amkor Technology, Inc.’s 6.625% Senior Notes due 2021 (Incorporated by reference to Exhibit 4.1 hereof)

4.3	Registration Rights Agreement, dated May 20, 2011, by and among Amkor Technology, Inc. and Deutsche Bank Securities Inc. and Citigroup Global Markets Inc.

10.1	Letter Agreement, dated May 17, 2011, between Amkor Technology, Inc., James J. Kim and 915 Investments, LP

99.1	Press release, dated May 17, 2011 announcing pricing of the offering of Amkor Technology, Inc.’s 6.625% Senior Notes due 2021

99.2	Press release, dated May 20, 2011 announcing closing of the offering of Amkor Technology, Inc.’s 6.625% Senior Notes due 2021

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2011	Amkor Technology, Inc.
/s/ Gil C. Tily
Gil C. Tily
Executive Vice President and Chief Administrative Officer

Index to Exhibits

Exhibit	Description
4.1	Indenture, dated May 20, 2011, by and between Amkor Technology, Inc. and U.S. Bank National Association, as trustee

4.2	Form of Note for Amkor Technology, Inc.’s 6.625% Senior Notes due 2021 (Incorporated by reference to Exhibit 4.1 hereof)

4.3	Registration Rights Agreement, dated May 20, 2011, by and among Amkor Technology, Inc. and Deutsche Bank Securities Inc. and Citigroup Global Markets Inc.

10.1	Letter Agreement, dated May 17, 2011, between Amkor Technology, Inc., James J. Kim and 915 Investments, LP

99.1	Press release, dated May 17, 2011 announcing pricing of the offering of Amkor Technology, Inc.’s 6.625% Senior Notes due 2021

99.2	Press release, dated May 20, 2011 announcing closing of the offering of Amkor Technology Inc.’s 6.625% Senior Notes due 2021